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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D. C. 20549
                                   __________

                                     FORM 8K

                                 CURRENT REPORT


                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                                  APRIL 3, 1995
                        (DATE OF EARLIEST EVENT REPORTED)

                            INDUSTRIAL FUNDING CORP.
               (EXACT NAME OF REGISTRANT SPECIFIED IN ITS CHARTER)


OREGON                             0-18071                       93-1013278

(STATE OR OTHER               (COMMISSION FILE NUMBER)        (I.R.S. EMPLOYER
JURISDICTION                                                 IDENTIFICATION NO.)
OF INCORPORATION)


                               2121 S.W. BROADWAY
                                    SUITE 330
                             PORTLAND, OREGON 97201
          (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES, INCLUDING ZIP CODE)


                                  (503)228-2111
              (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)


                               2121 S.W. BROADWAY
                                    SUITE 100
                             PORTLAND, OREGON 97201
                                (FORMER ADDRESS)
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     On April 3, 1995, a change in control of the Company occurred upon the closing of the sale of 5,625,000 shares of Class B Common Stock of the Company by IFC Holdings, Inc. under the terms of a Stock Purchase Agreement, dated as of April 3, 1995, to Fir Tree Industrial, L.P., a Delaware limited partnership ("FTI"), Fir Tree Value Fund, L.P., a Delaware limited partnership ("FTV"), F/B/O Jeffrey D. Tannenbaum IRA Neuberger & Berman Custodian ("IRA"), and Quota Fund, N.V., a foreign investment company ("Quota") for a cash price of $2.00 per share. FTI, FTV, IRA and Quota purchased 3,135,000, 1,125,000, 72,500 and 1,292,500 shares of the Company's Class B Common Stock, respectively. The aforementioned shares of Class B Common Stock, in the aggregate, represent 100 percent of the issued and outstanding Class B Common Stock of the Company and
96.6 percent of the Company's outstanding Common Stock voting rights.

      Based on filings with the Securities and Exchange Commission, the Company believes that Fir Tree Partners, a New York corporation, beneficially owns 1,386,887 shares of the Class A Common Stock of the Company. Of the 1,386,887 shares, 133,605 are beneficially owned by Fir Tree Partners in its capacity as trading advisor for the account of Quota and 1,255,282 are beneficially owned by Fir Tree Partners for the account of FTV. The aforementioned shares of Class A Common Stock, in the aggregate, represent 70.1 percent of the issued and outstanding Class A Common Stock of the Company and 2.4 percent of the Company's outstanding Common Stock voting rights

     Upon the closing of the sale of shares of Class B Common Stock of the Company on April 3, 1995, Messrs. Brent S. Belzberg, Alan R Hibben, and K. Peter Zech resigned as directors of the Company. On April 3, 1995, Messrs. Jeffrey D. Tannenbaum, Bernard Tannenbaum, and Barry Malkin were appointed as new directors of the Company. In addition, Mr. Jeffrey D. Tannenbaum was appointed Chairman of the Board of the Company. The Company is aware of no other arrangements or understandings among members of the former or the new control group with respect to the election of directors or other matters.

     Effective April 3, 1995, the Company's address of its principal executive office is 2121 SW Broadway, Suite 330, Portland, Oregon 97201.
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                                   SIGNATURES:

     Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                        INDUSTRIAL FUNDING CORP.
                                        (Registrant)



Date:  April 14, 1995              By:  /s/ JOHN W. PITT
                                        ----------------
                                             John W. Pitt
                                             Vice President - Finance